                                                                Exhibit (10)(c)

                                  $400,000,000

                            CONSUMERS ENERGY COMPANY

           $200,000,000 4.80% First Mortgage Bonds due 2009, Series G $200,000,000 6.00% First Mortgage Bonds due 2014, Series I

                         -------------------------------

                               Purchase Agreement

                                                   August 19, 2003

Banc One Capital Markets, Inc.
Barclays Capital Inc.
J.P. Morgan Securities Inc.
ABN AMRO Incorporated
Huntington Capital Corp.
Tokyo-Mitsubishi International plc
Wachovia Securities, LLC
Comerica Securities, Inc.
Fifth Third Securities, Inc.

c/o Banc One Capital Markets, Inc.
1 Bank One Plaza, Suite IL 1-0595
Chicago, Illinois 60670

Ladies and Gentlemen:

Consumers Energy Company, a Michigan corporation (the "Company"), proposes to issue and sell to Banc One Capital Markets, Inc., Barclays Capital Inc., J.P. Morgan Securities Inc., ABN AMRO Incorporated, Huntington Capital Corp., Tokyo-Mitsubishi International plc, Wachovia Securities, LLC, Comerica Securities, Inc. and Fifth Third Securities, Inc.. (each, an "Initial Purchaser", and, collectively, the "Initial Purchasers") an aggregate of $200,000,000 in principal amount of its 4.80% First Mortgage Bonds due 2009, Series G (the "Series G Bonds") and an aggregate of $200,000,000 in principal amount of its 6.00% First Mortgage Bonds due 2014, Series I (the "Series I Bonds" and, together with the Series G Bonds, the "Restricted Bonds"), subject to the terms and conditions set forth herein. The Restricted Bonds are to be issued pursuant to the provisions of the Indenture dated as of September 1, 1945 between the Company and JPMorgan Chase Bank (ultimate successor to City Bank Farmers Trust Company), as trustee (the "Trustee"), as supplemented and amended by various supplemental indentures and as to be supplemented by the Ninety-Second Supplemental Indenture, to be dated as of August 26, 2003, establishing the terms of the Restricted Bonds (the "Supplemental Indenture") (as so supplemented, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

         Holders (including subsequent transferees) of the Restricted Bonds will have the registration rights set forth in the registration rights agreement in the form attached hereto as

Exhibit A (the "Registration Rights Agreement"), to be dated the Closing Date (as defined below), for so long as such Restricted Bonds constitute Transfer Restricted Securities (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement (the "Exchange Offer Registration Statement") under the Securities Act of 1933, as amended (the "Act"), relating to first mortgage bonds, (A) in the principal amount of $200,000,000 4.80% First Mortgage Bonds due 2009, Series H (the "Series H Exchange Bonds") to be offered in exchange for the Series G Bonds and (B) in the principal amount of $200,000,000 6.00% First Mortgage Bonds due 2014, Series J (the "Series J Exchange Bonds" and, together with the Series H Exchange Bonds, the "Exchange Bonds") to be offered in exchange for the Series I Bonds (such offer to exchange being referred to as the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Restricted Bonds and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. The Restricted Bonds and the Exchange Bonds issuable in exchange therefor are collectively referred to herein as the "Bonds". This Agreement, the Indenture, the Bonds and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents".

                  1. Offering Memorandum: The Restricted Bonds will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Act. The Company has prepared a confidential preliminary offering memorandum dated August 19, 2003 (the "Preliminary Offering Memorandum") and a confidential offering memorandum dated August 19, 2003 (the "Offering Memorandum") relating to the Restricted Bonds, which incorporate by reference documents filed by the Company pursuant to
Section 13, 14 or 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As used herein, the term "Preliminary Offering Memorandum" and "Offering Memorandum" shall include respectively the documents incorporated by reference therein. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Preliminary Offering Memorandum and Offering Memorandum shall be deemed to include amendments or supplements to the Preliminary Offering Memorandum and Offering Memorandum, and documents incorporated by reference after the time of execution of this Agreement and prior to the termination of the offering of the Restricted Bonds by the Initial Purchasers.

                  Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Restricted Bonds (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

    THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE

    ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER
    THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4)
    IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS
    OF THE SECURITIES ACT, (5) TO CONSUMERS ENERGY COMPANY OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                  2. Agreement to Sell and Purchase: On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, severally, the principal amount of Series G Bonds and the principal amount of Series I Bonds set forth opposite the names of such Initial Purchasers on Schedule A hereto at a purchase price equal to 99.191% of the principal amount thereof with respect to the Series G Bonds (the "Series G Purchase Price") and 99.841% of the principal amount thereof with respect to the Series I Bonds (the "Series I Purchase Price" and, together with the Series G Purchase Price, the "Purchase Price").

                  The Company hereby agrees that, without the prior written consent of the Initial Purchasers, it will not offer, sell, contract to sell or otherwise issue debt securities substantially similar to the Restricted Bonds for a period from the date of the execution of this Agreement until the Closing Date.

                  3. Terms of Offering: The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Restricted Bonds purchased hereunder on the terms set forth in the Offering Memorandum solely to persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act or, at the time any buy order for the Bonds was or is originated, were or are outside the United States and were or are not "U.S. persons" within the meaning of Regulation S under the Act (such persons being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the Series G Bonds to Eligible Purchasers initially at a price equal to 99.173% of the principal amount thereof and will offer the Series I Bonds to Eligible Purchasers initially at a price equal to 99.191% of the principal amount thereof. Such prices may be changed at any time without notice.

                  4.       Delivery and Payment:

                  (a) Delivery of, and payment of the Purchase Price for, the Restricted Bonds shall be made at the offices of Pillsbury Winthrop LLP, One Battery Park Plaza, New York, NY 10004-1490, or such other location as may be mutually acceptable. Payment for the Restricted Bonds shall be made to the Company in federal or other funds immediately available in New

York City against delivery of such Restricted Bonds for the account of the Initial Purchasers at 10:00 a.m., New York City time, on August 26, 2003, or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and the payment are herein called the "Closing Date".

                  (b) Certificates for the Restricted Bonds shall be in definitive form or global form, as specified by the Initial Purchasers, and registered in such names and in such denominations as the Initial Purchasers shall request in writing not later than one full business day prior to the Closing Date. The certificates evidencing the Restricted Bonds shall be delivered on the Closing Date for the account of the Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Restricted Bonds to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery. Certificates for the Restricted Bonds shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

                  5. Agreements of the Company: In further consideration of the agreements of the Initial Purchasers herein contained, the Company covenants as follows:

                  (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Restricted Bonds for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(d) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Restricted Bonds under any state securities or blue sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Restricted Bonds under any state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Offering Memorandum, and any amendments or supplements thereto, in such quantities as the Initial Purchasers may reasonably request. Subject to the Initial Purchasers' compliance with their representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) For such period of time as the Initial Purchasers are required by law or customary practice to deliver an offering memorandum in respect of the Restricted Bonds, if any event shall have occurred as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in light of the circumstances when the Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if it becomes necessary to amend or supplement the Offering Memorandum to comply with law, to forthwith prepare an appropriate amendment or supplement to the Offering Memorandum and deliver to the Initial Purchasers, without charge, such number of copies thereof as may be reasonably requested.

                  (d) To use its best efforts to qualify the Restricted Bonds for offer and sale under the securities or blue sky laws of such jurisdictions as the Initial Purchasers may designate and to pay (or cause to be paid), or reimburse (or cause to be reimbursed) the Initial Purchasers and their counsel for, reasonable filing fees and expenses in connection therewith (including the reasonable fees and disbursements of counsel to the Initial Purchasers and filing fees and expenses paid and incurred prior to the date hereof), provided, however, that the Company shall not be required to qualify to do business as a foreign corporation or as a securities dealer or to file a general consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

                  (e) So long as the Bonds are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Bonds a financial report of the Company on a consolidated basis, all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (f) So long as any of the Restricted Bonds remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any holder of Restricted Bonds in connection with any sale thereof and any prospective purchaser of such Restricted Bonds from such holder, the information required by Rule 144A(d)(4) under the Act.

                  (g) To pay all expenses, fees and taxes (other than transfer taxes on sales by the Initial Purchasers) in connection with the issuance and delivery of the Restricted Bonds, except that the Company shall be required to pay the fees and disbursements (other than fees and disbursements referred to in Section 5(d) hereof) of Pillsbury Winthrop LLP, counsel to the Initial Purchasers, only in the events provided in Section 5(h) hereof, the Initial Purchasers hereby agreeing to pay such fees and disbursements in any other event, and that except as provided in such Section 5(h), the Company shall not be responsible for any out-of-pocket expenses of the Initial Purchasers in connection with their services hereunder.

                  (h) If the Initial Purchasers shall not take up and pay for the Restricted Bonds due to the failure of the Company to comply with any of the conditions specified in Section 10 hereof, or, if this Agreement shall be terminated in accordance with the provisions of Section 11(b) hereof prior to the Closing Date, to pay the reasonable fees and disbursements of Pillsbury Winthrop LLP, counsel to the Initial Purchasers and, if the Initial Purchasers shall not take up and pay for the Restricted Bonds due to the failure of the Company to comply with any of the conditions specified in Section 10 hereof, to reimburse the Initial Purchasers for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding a total of $3,000, incurred in connection with the financing contemplated by this Agreement.

                  (i) During the period referred to in Section 5(c) hereof, to not amend or supplement the Offering Memorandum unless the Company has furnished the Initial Purchasers and counsel to the Initial Purchasers with a copy for their review and comment a reasonable time prior to the making of such amendment or supplement and has reasonably considered any comments of the Initial Purchasers, and not to make any such amendment or supplement to which such counsel shall reasonably object on legal grounds in writing after consultation with the Initial Purchasers.

                  (j) During the period referred to in Section 5(c) hereof, to furnish the Initial Purchasers with copies of all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                  (k) During the period referred to in Section 5(c) hereof, to comply with all requirements under the Exchange Act relating to the filing with the Commission of its reports pursuant to Section 13 or 15(d) of the Exchange Act and of its proxy statements pursuant to Section 14 of the Exchange Act.

                  (l) To comply in all material respects with all of its agreements set forth in the Registration Rights Agreement.

                  (m) To obtain the approval of The Depository Trust Company ("DTC") for "book-entry" transfer of the Bonds, and to comply in all material respects with all of its agreements set forth in the representation letter or letters of the Company to DTC relating to the approval of the Bonds by DTC for "book-entry" transfer.

                  (n) Not to (or permit any affiliate (as defined in Rule 144 under the Act) to) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Restricted Bonds to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Restricted Bonds under the Act.

                  (o) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Bonds.

                  (p) To cause the Exchange Offer to be made in the appropriate form to permit Exchange Bonds registered pursuant to the Act to be offered in exchange for the Restricted Bonds and to comply in all material respects with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (q) During the period of two years after the Closing Date, not to, and not permit any of its affiliates (as defined in Rule 144 under the Act) to, resell any of the Bonds which constitute "restricted securities" under Rule 144 under the Act that have been reacquired by any of them.

                  (r) To take all reasonable action necessary to enable Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch, Inc. ("Fitch") to provide their respective credit ratings of the Restricted Bonds.

                  (s) (1) Within 10 days after the Closing Date, to deliver the Supplemental Indenture in recordable form to the appropriate real estate recording office in all jurisdictions specified in the Supplemental Indenture for recording and deliver to the office of the Secretary of State of the State of Michigan a UCC-1 financing statement relating to the Supplemental Indenture for filing in such office and (2) within 25 days after the Closing Date, to deliver to counsel to the Initial Purchasers a certificate signed by an officer of the Company certifying that the actions required by the foregoing clause (1) have been taken. The Company shall further provide counsel to the Initial Purchasers, as soon as it is available, a copy of the related opinion of counsel contemplated by Section 7.11(i) of the Indenture. To the extent not covered in the opinion described in the previous sentence, the Company shall also provide counsel to the Initial Purchasers, concurrently with the furnishing of such opinion, a list of the recording information for all such filings.

                  6. Representations and Warranties of the Company: The Company represents and warrants to, and agrees with, the Initial Purchasers that:

                  (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum does not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this Section 6(a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (b) The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference will, when they are filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder; none of such documents, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Michigan and has all requisite authority to own or lease its properties and conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to consummate the transactions contemplated hereby, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business as described in the Preliminary Offering Memorandum and the Offering Memorandum or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company.

                  (e) The Bonds are in the form contemplated by the Indenture and have been duly authorized by the Company. At the Closing Date, the Restricted Bonds will have been duly executed and delivered by the Company and, when authenticated by the Trustee in the manner provided for in the Indenture, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), and will be entitled to the security afforded by the Indenture equally and ratably with all securities outstanding thereunder. The Bonds conform in all material respects to the descriptions thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (f) The Registration Rights Agreement has been duly authorized by the Company. At the Closing Date, the Registration Rights Agreement will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity). The Registration Rights Agreement conforms in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (g) The Indenture has been duly authorized by the Company. At the Closing Date, the Indenture will have been duly executed and delivered by the Company and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); the Indenture conforms in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum; and the Indenture conforms to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA").

                  (h) The Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct business in the manner described in the Preliminary Offering Memorandum and the Offering Memorandum, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company.

                  (i) An appropriate order has been entered by the Federal Energy Regulatory Commission under the Federal Power Act authorizing the issuance and sale of the Bonds and such order is in full force and effect. No other order, license, consent, authorization or approval of, or exemption by, or the giving of notice to, or the registration with, any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, and no filing, recording, publication or registration in any public office or any other place, was or is now required to be obtained by the Company to authorize its execution or delivery of, or the performance of its obligations under, this Agreement or any of the other Operative Documents, except such as have been obtained or may be required under state securities or blue sky laws or as referred to in the Offering Memorandum.

                  (j) None of the issuance and sale of the Bonds, or the execution or delivery by the Company of, or the performance by the Company of its obligations under, this Agreement or the other Operative Documents, did or will conflict with, result in a breach of any of the terms or provisions of, or constitute a default or require the consent of any party under, the Company's Articles of Incorporation or by-laws, any material agreement or instrument to which the Company is a party, any existing applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties or assets, or, except as described in the Offering Memorandum, did or will result in the creation or imposition of any lien on the Company's properties or assets.

                  (k) Except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation (at law or in equity or otherwise) pending or, to the knowledge of the Company, threatened against the Company by any governmental authority that (i) questions the validity, enforceability or performance of this Agreement or any of the other Operative Documents or (ii) if determined adversely, is likely to have a material adverse effect on the business or financial condition of the Company, or have a material adverse effect on the ability of the Company to perform its obligations hereunder or the ability of the Company to consummate the transactions contemplated by this Agreement.

                  (l) There has not been any material and adverse change in the business, properties or financial condition of the Company from that set forth or incorporated by reference in the Offering Memorandum (other than changes referred to in or contemplated by the Offering Memorandum).

                  (m) Except as set forth in the Offering Memorandum, no event or condition exists that constitutes, or with the giving of notice or lapse of time or both would constitute, a default or any breach or failure to perform by the Company in any material respect under any indenture, mortgage, loan agreement, lease or other material agreement or instrument to which the Company is a party or by which it may be bound.

                  (n) The Offering Memorandum, as of its date, contained all the information specified in, and met the requirements of, Rule 144A(d)(4) under the Act.

                  (o) When the Restricted Bonds are issued and delivered pursuant to this Agreement, the Restricted Bonds will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system. Except for the $250,000,000 aggregate principal amount of the Company's 4.25% First Mortgage Bonds due 2008, Series A and the $375,000,000 aggregate principal amount of the Company's 5.375% First Mortgage Bonds due 2013, Series B, each issued on April 30, 2003 pursuant to an exemption from the Act, and the Company's 4.00% First Mortgage Bonds due 2010, Series E, issued on May 23, 2003 pursuant to an exemption from the Act, no securities of the same class as the Restricted Bonds have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (p) Neither the Company nor any affiliate (as defined in Rule 144 under the Act) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the sale of the Restricted Bonds in a manner that would require the registration under the Act of the Restricted Bonds or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Restricted Bonds (as those terms are used in Regulation D under the Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Act, including, but not limited to, publication or release of articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (q) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                  (r) None of the Company nor any of its affiliates (as defined in Rule 144 under the Act) or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act with respect to the Restricted Bonds.

                  (s) No registration under the Act of the Restricted Bonds is required for the sale of the Restricted Bonds to the Initial Purchasers as contemplated hereby or for the Exempt

Resales (assuming the accuracy of the Initial Purchasers' representation and warranty and agreement set forth in Section 7 hereof).

                  (t) The Company, after giving effect to the offering and sale of the Restricted Bonds, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (u) The Company has good and marketable title to all its important properties described in the Offering Memorandum and to substantially all other real estate and property specifically described in the Indenture as subject to the lien thereof except (a) that released or retired in accordance with the provisions of the Indenture, (b) leased offices, garages and service buildings, (c) leased nuclear fuel, (d) certain electric substations and gas regulator stations and other facilities erected on sites under leases, easements, permits or contractual arrangements, (e) certain pollution control facilities, which are subject to security interests granted to various municipalities and economic development corporations under installment sales contracts, (f) as to electric and gas transmission and distribution lines, many of such properties are constructed on rights-of-way by virtue of franchises or pursuant to easements only, and (g) as to certain gas storage fields, the Company's interest in certain of the gas rights and rights of storage and other rights incidental thereto are in the nature of an easement or leasehold interest only. The Indenture constitutes, as security for the Restricted Bonds, a valid direct first mortgage lien on the real estate, property and franchises, subject only to excepted encumbrances as defined therein and except as otherwise expressly stated therein and subject to Michigan Compiled Laws Annotated Section 324.20138, which provides under certain circumstances for the creation of priority liens on property of the Company in favor of the State of Michigan covering reimbursement for any expense incurred in a response activity under the Michigan Environmental Response Act. The Indenture is effective to create the lien intended to be created thereby. Real estate, property or franchises in the State of Michigan hereafter acquired by the Company will become subject to the lien of the Indenture, at the time of acquisition, subject to liens existing thereon at the time of acquisition, and subject to excepted encumbrances, and subject to any necessary filing and recording before the intervention of any lien not expressly excepted thereby, and subject to the qualification above with respect to the enforceability of the Indenture.

                  The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 10 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

                  7.       Initial Purchasers' Representations and Warranties:
Upon the authorization by the Initial Purchasers of the release of the Restricted Bonds, the Initial Purchasers propose to offer the Restricted Bonds for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and the Initial Purchasers hereby represent and warrant to, and agree with, the Company that:

                  (a) they each will offer and sell the Restricted Bonds only to Eligible Purchasers;

                  (b) they each are Accredited Investors (as defined in Regulation D under the Act); and

                  (c) they each will not offer or sell the Restricted Bonds by any form of general solicitation or general advertising, including, but not limited to, the methods described in Rule 502(c) under the Act.

                  8.       Indemnification:

                  (a) The Company agrees, to the extent permitted by law, to indemnify and hold harmless each of the Initial Purchasers and each person, if any, who controls any such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or otherwise, and to reimburse the Initial Purchasers and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any action, suit or proceeding (including governmental investigations) as provided in Section 8(c) hereof, insofar as such losses, claims, damages, liabilities or actions, suits or proceedings (including governmental investigations) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum, or, if the Preliminary Offering Memorandum or Offering Memorandum shall be amended or supplemented, in the Preliminary Offering Memorandum or Offering Memorandum as so amended or supplemented or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in the Preliminary Offering Memorandum or Offering Memorandum or in the Preliminary Offering Memorandum or Offering Memorandum as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by, or on behalf of, any Initial Purchaser expressly for use therein and except that this indemnity shall not inure to the benefit of any Initial Purchaser (or any person controlling such Initial Purchaser) on account of any losses, claims, damages, liabilities or actions, suits or proceedings arising from the sale of the Restricted Bonds to any person if a copy of the Offering Memorandum, as the same may then be supplemented or amended (excluding, however, any document then incorporated or deemed incorporated therein by reference), was not sent or given by or on behalf of such Initial Purchaser to such person (i) with or prior to the written confirmation of sale involved or (ii) as soon as available after such written confirmation, relating to an event occurring prior to the payment for and delivery to such person of the Restricted Bonds involved in such sale, and the omission or alleged omission or untrue statement or alleged untrue statement was corrected in the Offering Memorandum as supplemented or amended at such time.

                  The Company's indemnity agreement contained in this Section 8(a), and the covenants, representations and warranties of the Company contained in this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any person, and shall survive the delivery of and payment for the Restricted Bonds hereunder, and the indemnity agreement contained in this Section 8 shall survive any termination of this

Agreement. The liabilities of the Company in this Section 8(a) are in addition to any other liabilities of the Company under this Agreement or otherwise.

                  (b) Each Initial Purchaser agrees severally and jointly, to the extent permitted by law, to indemnify, hold harmless and reimburse the Company, each other Initial Purchaser, and each person, if any, who controls the Company or such other Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 8(a) hereof, but only with respect to alleged untrue statements or omissions made in the Preliminary Offering Memorandum or Offering Memorandum or in the Preliminary Offering Memorandum or Offering Memorandum, as amended or supplemented (if applicable), in reliance upon and in conformity with information furnished in writing to the Company by such Initial Purchaser expressly for use therein.

                  The indemnity agreement on the part of each Initial Purchaser contained in this Section 8(b) and the representations and warranties of such Initial Purchaser contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any other person, and shall survive the delivery of and payment for the Restricted Bonds hereunder, and the indemnity agreement contained in this
Section 8(b) shall survive any termination of this Agreement. The liabilities of each Initial Purchaser in this Section 8(b) are in addition to any other liabilities of each Initial Purchaser under this Agreement or otherwise.

                  (c) If a claim is made or an action, suit or proceeding (including governmental investigations) is commenced or threatened against any person as to which indemnity may be sought under Section 8(a) or 8(b) hereof, such person (the "Indemnified Person") shall notify the person against whom such indemnity may be sought (the "Indemnifying Person") promptly after any assertion of such claim threatening to institute an action, suit or proceeding or if such an action, suit or proceeding is commenced against such Indemnified Person, promptly after such Indemnified Person shall have been served with a summons or other first legal process, giving information as to the nature and basis of the claim. Failure to so notify the Indemnifying Person shall not, however, relieve the Indemnifying Person from any liability which it may have on account of the indemnity under Section 8(a) or 8(b) hereof if the Indemnifying Person has not been prejudiced in any material respect by such failure. Subject to the immediately succeeding sentence, the Indemnifying Person shall assume the defense of any such litigation or proceeding, including the employment of counsel and the payment of all expenses, with such counsel being designated, subject to the immediately succeeding sentence, in writing by any Initial Purchaser in the case of parties indemnified pursuant to Section 8(b) hereof and by the Company in the case of parties indemnified pursuant to Section 8(a) hereof. Any Indemnified Person shall have the right to participate in such litigation or proceeding and to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include (x) the Indemnifying Person and (y) the Indemnified Person and, in the written opinion of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, in either of which cases the reasonable fees and expenses of counsel (including disbursements) for such

Indemnified Person shall be reimbursed by the Indemnifying Person to the Indemnified Person. If there is a conflict as described in clause (ii) above, and the Indemnified Persons have participated in the litigation or proceeding utilizing separate counsel whose fees and expenses have been reimbursed by the Indemnifying Person and the Indemnified Persons, or any of them, are found to be solely liable, such Indemnified Person shall repay to the Indemnifying Person such fees and expenses of such separate counsel as the Indemnifying Person shall have reimbursed. It is understood that the Indemnifying Person shall not, in connection with any litigation or proceeding or related litigation or proceedings in the same jurisdiction as to which the Indemnified Persons are entitled to such separate representation, be liable under this Agreement for the reasonable fees and out-of-pocket expenses of more than one separate firm (together with not more than one appropriate local counsel) for all such Indemnified Persons. Subject to the next paragraph, all such fees and expenses shall be reimbursed by payment to the Indemnified Persons of such reasonable fees and expenses of counsel promptly after payment thereof by the Indemnified Persons.

                  In furtherance of the requirement above that fees and expenses of any separate counsel for the Indemnified Persons shall be reasonable, the Initial Purchasers and the Company agree that the Indemnifying Person's obligations to pay such fees and expenses shall be conditioned upon the following:

                                    (i)      in case separate counsel is
         proposed to be retained by the Indemnified Persons pursuant to clause
         (ii) of the preceding paragraph, the Indemnified Persons shall in good faith fully consult with the Indemnifying Person in advance as to the selection of such counsel;

                                    (ii)     reimbursable fees and expenses of
         such separate counsel shall be detailed and supported in a manner reasonably acceptable to the Indemnifying Person (but nothing herein shall be deemed to require the furnishing to the Indemnifying Person of any information, including, without limitation, computer print-outs of lawyers' daily time entries, to the extent that, in the judgment of such counsel, furnishing such information might reasonably be expected to result in a waiver of any attorney-client privilege); and

                                    (iii)    the Company and the Initial
         Purchasers shall cooperate in monitoring and controlling the fees and expenses of separate counsel for Indemnified Persons for which the Indemnifying Person is liable hereunder, and the Indemnified Person shall use every reasonable effort to cause such separate counsel to minimize the duplication of activities as between themselves and counsel to the Indemnifying Person.

                  The Indemnifying Person shall not be liable for any settlement of any litigation or proceeding effected without the written consent of the Indemnifying Person, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees, subject to the provisions of this Section 8, to indemnify the Indemnified Person from and against any loss, damage, liability or expenses by reason of such settlement or judgment. The Indemnifying Person shall not, without the prior written consent of the Indemnified Persons, effect any settlement of any pending or threatened litigation, proceeding or claim in respect of which indemnity has been properly sought by the Indemnified Persons hereunder, unless such settlement includes an unconditional release by the claimant of all Indemnified Persons from all liability with respect to claims which are the subject matter of such litigation, proceeding or claim.

                  (d) If the indemnification provided for in Section 8 above is unavailable to or insufficient to hold harmless an Indemnified Person under this Section 8 in respect of any losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental investigations) in respect thereof) referred to therein, then each Indemnifying Person under this
Section 8 above shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other from the offering of the Restricted Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each Indemnifying Person shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each Indemnifying Person, if any, on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental investigations) in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the total discounts or commissions received by the Initial Purchasers, in each case as set forth in the Offering Memorandum, bear to the aggregate offering price of the Restricted Bonds. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental proceedings) in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such actions, suits or proceedings (including governmental proceedings) or claims, provided that the provisions of this Section 8 above have been complied with (in all material respects) in respect of any separate counsel for such Indemnified Person. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount greater than the excess of
(i) the total price at which the Restricted Bonds sold and distributed by it to the public were offered to the public over (ii) the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  The agreement with respect to contribution contained in this
Section 8(d) shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or the Initial Purchasers, and shall survive delivery of and payment for the Restricted Bonds hereunder and any termination of this Agreement.

                  9. Survival: The respective indemnities, agreements, representations, warranties and other statements of the Company and the Initial Purchasers as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Initial Purchasers or any controlling person of the Initial Purchasers, the Company, or any officer, director or controlling person of the Company, and shall survive delivery of and payment for the Bonds.

                  10. Conditions of Initial Purchasers' Obligations: The several obligations of the Initial Purchasers shall be subject to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) That all legal proceedings to be taken in connection with the issue and sale of the Restricted Bonds shall be reasonably satisfactory in form and substance to Pillsbury Winthrop LLP, counsel to the Initial Purchasers.

                  (b) That, at the Closing Date, the Initial Purchasers shall be furnished with the following opinions, dated the Closing Date:

                                    (i)      opinions of Skadden, Arps, Slate,
         Meagher & Flom LLP, counsel to the Company, substantially to the effect set forth in Exhibit B-1 and Exhibit B-2 to this Agreement;

                                    (ii)     opinion of Pillsbury Winthrop LLP,
         counsel to the Initial Purchasers, as to such matters as the Initial Purchasers shall reasonably request; and

                                    (iii)    opinion of Robert C. Shrosbree,
         Assistant General Counsel of CMS Energy Corporation, the parent of the Company, substantially to the effect set forth in Exhibit C to this Agreement.

                  (c) (i) That on the date of the Offering Memorandum and on the Closing Date, the Initial Purchasers shall have received a letter from Ernst & Young LLP in form and substance satisfactory to the Initial Purchasers, dated as of such respective dates, (A) confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder, (B) stating that in their opinion the financial statements examined by them and included or incorporated by reference in the Preliminary Offering Memorandum or Offering Memorandum, as the case may be, complied as to form in all material respects with the applicable accounting requirements of the Commission, including the applicable rules and regulations adopted by the Commission, and (C) covering, as of a date not more than three business days prior to the date of such letter, such other matters as the Initial Purchasers reasonably request.

                           (ii)     That on the date of the Offering Memorandum,
the Initial Purchasers shall have received a letter from PricewaterhouseCoopers LLP in form and substance satisfactory to the Initial Purchasers, dated as of such date, (A) confirming that they are independent public accountants with respect to the Company and the Midland Cogeneration Venture Limited Partnership within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder, (B) stating that in their opinion the financial statements examined by them and referred to in the letter of Ernst &Young LLP complied as to form in all material respects with the applicable accounting requirements of the Commission, including the applicable rules and regulations adopted by the Commission, and (C) covering, as of a date not more than three business days prior to the date of such letter, such other matters as the Initial Purchasers reasonably request.

                  (d) That, between the date of the execution of this Agreement and the Closing Date, no material adverse change shall have occurred in the business, properties or financial condition of the Company, taken as a whole, which, in the reasonable judgment of the Initial Purchasers, impairs the marketability of the Restricted Bonds (other than changes referred to in or contemplated by the Offering Memorandum).

                  (e) That, at the Closing Date, the Company shall have delivered to the Initial Purchasers a certificate of an executive officer of the Company to the effect that, to the best of his or her knowledge, information and belief, there shall have been no material adverse change in the business, properties or financial condition of the Company from that set forth in the Offering Memorandum (other than changes referred to in or contemplated by the Offering Memorandum).

                  (f) That the Company shall have executed and delivered the Registration Rights Agreement and shall have furnished the Initial Purchasers signed counterparts of the Supplemental Indenture.

                  (g) That the Company shall have performed such of its obligations under this Agreement as are to be performed at or before the Closing Date by the terms hereof.

                  (h) That the Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of the Offering Memorandum.

                  (i) That, at the Closing Date, the Restricted Bonds shall be rated at least BBB- by S&P, Baa3 by Moody's and BB+ by Fitch, and the Company shall have delivered to the Initial Purchasers a letter, dated the Closing Date, from each such rating agency, or other evidence reasonably satisfactory to the Initial Purchasers, confirming that the Restricted Bonds have been assigned such ratings; and since the date of this Agreement, there shall not have occurred a downgrading or withdrawal in the rating assigned to the Restricted Bonds or any of the Company's other securities by any nationally recognized statistical rating agency, and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Restricted Bonds or any of the Company's other securities.

                  (j) That any additional documents or agreements reasonably requested by the Initial Purchasers or their counsel to permit the Initial Purchasers to perform their obligations or permit their counsel to deliver opinions hereunder shall have been provided to them.

                  11. Effectiveness and Termination of Agreement; Initial Purchasers Default:

                  (a) This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                  (b) This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchasers if, prior to such time, any of the following events shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on any exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Initial Purchasers' judgment, impracticable to market such Restricted Bonds; or (v) a downgrading or withdrawal in the rating assigned to the Restricted Bonds or any of the Company's other securities by any nationally recognized statistical rating agency, or a public announcement by any such rating agency that it has under surveillance or review, with possible negative implications, its rating of the Restricted Bonds or any of the Company's other securities.

                  If any of the Initial Purchasers elect to terminate this Agreement, as provided in this Section 11, they will promptly notify the Company by telephone or telecopy, confirmed by letter. If this Agreement shall not be carried out by the Initial Purchasers for any reason permitted hereunder, or if the sale of the Restricted Bonds to the Initial Purchasers as herein contemplated shall not be carried out because the Company is not able to comply with the terms hereof, the Company shall not be under any obligation under this Agreement except as provided in Section 5(g) hereof and shall not be liable to the Initial Purchasers for the loss of anticipated profits from the transactions contemplated by this Agreement and the Initial Purchasers shall be under no liability to the Company.

                  (c) If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse (otherwise than for some reason sufficient to justify in accordance with the terms hereof, the termination of its obligations hereunder) to purchase Restricted Bonds which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Restricted Bonds which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Restricted Bonds to be purchased on such date by all Initial Purchasers, each non defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Restricted Bonds set forth opposite its name in Schedule A bears to the aggregate principal amount of the Restricted Bonds which all the non-defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Restricted Bonds which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 11(c) by an amount in excess of one-ninth of such principal amount of the Restricted Bonds which such Initial Purchaser agreed to purchase without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Restricted Bonds and the aggregate principal amount of the Restricted Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Restricted Bonds to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such Restricted Bonds are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in the termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this Section 11(c) shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

                  (d) Notwithstanding the foregoing, the provisions of Sections 5(e), 5(i), 8 and 9 shall survive any termination of this Agreement.

                  12. Miscellaneous: Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Consumers Energy Company, One Energy Plaza, Jackson, Michigan 49201,
Attention: Executive Vice President and Chief Financial Officer (Telecopy 517-788-2186), and (ii) if to the Initial Purchasers, to (A) Banc One Capital Markets, Inc., 1 Bank One Plaza, Suite IL 1-0595, Chicago, Illinois 60670,
Attention: Structuring & Execution (Telecopy 312-732-4773), (B) Barclays Capital Inc., 200 Park Avenue, New York, New York 10166, Attention: Syndicate Department (Telecopy 212-412-7305) and (C) J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Transaction Execution Group, 7th Floor (Telecopy 212-834-6702), or in any case to such other address as the person to be notified may have requested in writing.

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Restricted Bonds from an Initial Purchaser merely because of such purchase.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers.

                                       Very truly yours,

                                       CONSUMERS ENERGY COMPANY

                                       By: /s/ Thomas J. Webb
                                           ------------------------------------
                                           Name: Thomas J. Webb
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

Accepted:

BANC ONE CAPITAL MARKETS, INC.
BARCLAYS CAPITAL INC.
J.P. MORGAN SECURITIES INC.
ABN AMRO INCORPORATED, INC.
HUNTINGTON CAPITAL CORP.
TOKYO-MITSUBISHI INTERNATIONAL PLC
WACHOVIA SECURITIES, LLC
COMERICA SECURITIES, INC.
FIFTH THIRD SECURITIES, INC.BY: BANC ONE CAPITAL MARKETS, INC.

By: /s/ Robert Nordlinger
    --------------------------
    Name: Robert Nordlinger
    Title: Managing Director

                                   SCHEDULE A

                                          Principal Amount of Series G     Principal Amount of Series I
     Initial Purchasers                      Bonds to be Purchased             Bonds to be Purchased
     ------------------                      ---------------------             ---------------------
Banc One Capital Markets, Inc.                    $ 50,000,000                      $ 50,000,000

Barclays Capital Inc.                             $ 50,000,000                      $ 50,000,000

J.P. Morgan Securities Inc.                       $ 50,000,000                      $ 50,000,000

ABN AMRO Incorporated                             $ 10,000,000                      $ 10,000,000

Huntington Capital Corp.                          $ 10,000,000                      $ 10,000,000

Tokyo-Mitsubishi International plc                $ 10,000,000                      $ 10,000,000

Wachovia Securities, LLC                          $ 10,000,000                      $ 10,000,000

Comerica Securities, Inc.                         $  5,000,000                      $  5,000,000

Fifth Third Securities, Inc.                      $  5,000,000                      $  5,000,000
                                                  ------------                      ------------

                                                  $200,000,000                      $200,000,000
                                                  ============                      ============

                                    EXHIBIT A

         This Registration Rights Agreement (this "Agreement") is made and entered into as of August 26, 2003, by Consumers Energy Company, a Michigan corporation (the "Company"), and Banc One Capital Markets, Inc., Barclays Capital Inc., J.P. Morgan Securities Inc., ABN AMRO Incorporated, Huntington Capital Corp., Tokyo-Mitsubishi International plc, Wachovia Securities, LLC, Comerica Securities, Inc. and Fifth Third Securities, Inc. (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"), which have agreed to purchase the Company's $200,000,000 4.80% First Mortgage Bonds due 2009, Series G (the "Series G Bonds") and $200,000,000 6.00% First Mortgage Bonds due 2014, Series I (the "Series I Bonds" and together with the Series G Bonds, the "Restricted Bonds") pursuant to the Purchase Agreement (as defined below).


         This Agreement is made pursuant to the Purchase Agreement, dated August 19, 2003 (the "Purchase Agreement"), by the Company and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Restricted Bonds, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers in the Purchase Agreement.

         The parties hereby agree as follows:

SECTION 1. DEFINITIONS

         Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

         Act: The Securities Act of 1933, as amended.

         Advice: As defined in Section 6(d) hereof.

         Agreement: As defined in the first paragraph hereof.

         Bonds: The Restricted Bonds and the Exchange Bonds.

         Broker-Dealer: Any broker or dealer registered under the Exchange Act.

         Broker-Dealer Transfer Restricted Securities: Exchange Bonds that are acquired by a Broker-Dealer in the Exchange Offer in exchange for Restricted Bonds that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Restricted Bonds acquired directly from the Company or any of its affiliates).

         Business Day: Any day except a Saturday, Sunday or other day in the City of New York, or in the city of the primary corporate trust office of the Trustee, on which banks are authorized to close.

         Certificated Securities: Bonds that are not in Global Bond form.

         Closing Date: The date hereof.

         Commission: The Securities and Exchange Commission.

         Company: As defined in the first paragraph hereof.

         Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Bonds to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar of the Series H Bonds in the same aggregate principal amount as the aggregate principal amount of the Series G Bonds tendered by Holders thereof and the delivery by the Company to the Registrar of the Series J Bonds in the same aggregate principal amount as the aggregate principal amount of the Series I Bonds tendered by holders thereof, in each case, pursuant to the Exchange Offer.

         Damages Payment Date: With respect to the Restricted Bonds, each Interest Payment Date.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Exchange Bonds: The Series H Bonds and the Series J Bonds.

         Exchange Offer: The Series G Exchange Offer and/or the Series I Exchange Offer, as the case may be.

         Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Restricted Bonds to certain "qualified institutional buyers", as such term is defined in Rule 144A under the Act, or to persons who are not "U.S. persons", as such term is defined in Regulation S under the Act.

         Global Bond: As defined in the Bonds.

         Global Bond Holder: As defined in the Bonds.

         Holder: As defined in Section 2 hereof.

         Indemnified Holder: As defined in Section 8(a) hereof.

         Indemnified Person: As defined in Section 8(c) hereof.

         Indemnifying Person: As defined in Section 8(c) hereof.

         Indenture: Indenture dated as of September 1, 1945, between the Company and the Trustee, as supplemented by various supplemental indentures.

         Initial Purchaser: As defined in the first paragraph hereof.

         Initial Purchasers: As defined in the first paragraph hereof.

         Interest Payment Date: As defined in the Bonds.

         NASD: National Association of Securities Dealers, Inc.

         Person: An individual, partnership, corporation, trust, limited liability company, unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Purchase Agreement: As defined in the second paragraph hereof.

         Record Holder: With respect to any Damages Payment Date, each Person who is a Holder of Bonds on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

         Registrar: As defined in the Indenture.

         Registration Default: As defined in Section 5 hereof.

         Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Bonds pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Restricted Bonds: As defined in the first paragraph hereof.

         Restricted Broker-Dealer: Any Broker-Dealer which holds Broker-Dealer Transfer Restricted Securities.

         S-3 Ineligibility Date: As defined in Section 12(l) hereof.

         Series G Bonds: As defined in the first paragraph hereof.

         Series G Exchange Offer: The registration by the Company under the Act of the Series H Bonds pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities relating to Series G

Bonds the opportunity to exchange all such outstanding Transfer Restricted Securities relating to Series G Bonds for Series H Bonds in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities relating to Series G Bonds tendered in such exchange offer by such Holders.

         Series I Bonds: As defined in the first paragraph hereof.

         Series I Exchange Offer: The registration by the Company under the Act of the Series J Bonds pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities relating to Series I Bonds the opportunity to exchange all such outstanding Transfer Restricted Securities relating to Series I Bonds for Series J Bonds in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities relating to Series I Bonds tendered in such exchange offer by such Holders.

         Series H Bonds: The Company's 4.80% First Mortgage Bonds due 2009, Series H, to be issued pursuant to the Indenture (i) in the Exchange Offer or
(ii) upon the request of any Holder of Series G Bonds covered by a Shelf Registration Statement, in exchange for such Series G Bonds.

         Series J Bonds: The Company's 6.00% First Mortgage Bonds due 2014, Series J, to be issued pursuant to the Indenture (i) in the Exchange Offer or
(ii) upon the request of any holder of Series I Bonds covered by a Shelf Registration Statement, in exchange for such Series I Bonds.

         Shelf Filing Date: As defined in Section 4(a) hereof.

         Shelf Registration Statement: As defined in Section 4(a) hereof.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture.

         Transfer Restricted Securities: Each Restricted Bond, until the earliest to occur of (a) the date on which such Restricted Bond is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Restricted Bond has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Restricted Bond is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Restricted Bond is distributed to the public pursuant to Rule 144 under the Act.

         Trustee: JPMorgan Chase Bank (ultimate successor to City Bank Farmers Trust Company), as trustee under the Indenture.

         Underwritten Offering or Underwritten Registration: An offering or registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. HOLDERS

         A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) hereof have been complied with), the Company shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 240 days after the Closing Date, the Exchange Offer Registration Statement, (ii) use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 330 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and
(C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Bonds to be made under the blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and
(iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Bonds to be offered in exchange for the Restricted Bonds that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by Section 3(c) hereof.

         (b) The Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Bonds shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 days thereafter.

         (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Restricted Broker-Dealer who holds Restricted Bonds that are Transfer Restricted Securities and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may exchange such Restricted Bonds (other than Transfer Restricted Securities acquired directly from the Company or any affiliate of the Company) pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of each Exchange Bond received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such

Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Bonds held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

         The Company shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer is Consummated.

         The Company shall promptly provide sufficient copies of the latest version of such Prospectus to such Restricted Broker-Dealers promptly upon request, and in no event later than one day after such request, at any time during such one-year period in order to facilitate such sales.

SECTION 4. SHELF REGISTRATION

         (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement with respect to the Exchange Bonds because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) hereof have been complied with) or (ii) any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Exchange Bonds acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, the Company shall, provided that the Company is then eligible to use Act Form S-3 and subject to Section 12(l) hereof, (x) cause to be filed on or prior to 90 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement pursuant to clause
(i) above or 90 days after the date on which the Company receives the notice specified in clause (ii) above (each such date, a "Shelf Filing Date") a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")), relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to
Section 4(b) hereof, and (y) use its best efforts to cause such Shelf Registration Statement to become effective on or prior to 180 days after the Shelf Filing Date. Subject to Section 12(l) hereof, if the Company is not eligible to use Act Form S-3 on a Shelf Filing Date, then its obligation to file a Shelf Registration Statement shall be deferred until the 30th day after the earliest time that such eligibility is restored. If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of
Section 3(a) hereof, the Company is required to file and make effective a Shelf Registration Statement solely because the

Exchange Offer shall not be permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above. Such an event shall have no effect on the requirements of clause (y) above. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement discussed in this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i) hereof) following the date on which such Shelf Registration Statement first becomes effective under the Act.

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information specified in Item 507 of Regulation S-K for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5. LIQUIDATED DAMAGES

         If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement, (iii) the Exchange Offer has not been Consummated within 30 calendar days after the Exchange Offer Registration Statement is first declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within 15 Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within five Business Days (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Company agrees to pay liquidated damages in the form of additional interest on the Transfer Restricted Securities to each Holder of Transfer Restricted Securities, from and including the date on which any Registration Default shall occur to, but excluding, the date on which such Registration Default has been cured, at a rate of 0.50% per annum. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (ii) above,
(3) upon Consummation of the Exchange Offer, in the case of clause (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional

Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable, in the case of clause (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

         All additional interest shall be paid on each payment date to the Global Bond Holder by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Securities by mailing checks to their registered addresses on the books of the Company or the Trustee for such payment. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all applicable provisions of
Section 6(c) hereof, shall use its reasonable best efforts to effect such exchange and to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  (i) If, following the date hereof, there has been published a change in Commission policy with respect to exchange offers such as the Exchange Offer, such that in the reasonable opinion of counsel to the Company there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for the Restricted Bonds. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company hereby agrees to take all such other actions as are reasonably requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff of such submission.

                  (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Bonds to be issued in the Exchange Offer and (C) it is acquiring the Exchange

         Bonds in its ordinary course of business. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co. Inc. (available June 5, 1991) and Exxon Capital Holdings Corp. (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling (available July 2, 1993), and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Bonds obtained by such Holder in exchange for Restricted Bonds acquired by such Holder directly from the Company or an affiliate thereof.

                  (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corp. (available May 13, 1988), Morgan Stanley and Co. Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Bonds to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Bonds in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Bonds received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above.

         (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of
Section 6(c) hereof and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

         (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Exchange Offer Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Company shall:

                  (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 hereof, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of clauses (A) and (B), using its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) furnish to the Initial Purchaser(s), each selling Holder named in any Registration Statement or Prospectus and each of the underwriter(s) in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the selling Holders of the Transfer Restricted Securities covered by such Registration Statement or the underwriter(s) in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof;

                  (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s) in connection with such sale, if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                  (vi) make available at reasonable times for inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders or any of such underwriter(s), all financial and other records, material corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                  (vii) if requested by any selling Holders or the underwriter(s) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (viii) if requested in writing by any selling Holder and each of the underwriter(s) in connection with such sale, if any, furnish, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (ix) if requested in writing by any selling Holder and each of the underwriter(s), if any, deliver, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (x) enter into such agreements (including an underwriting or similar agreement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement, and in such connection, whether or not an underwriting or similar agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

                           (A) furnish (or in the case of clauses (2) and (3) below, use its best efforts to furnish) to each selling Holder and each underwriter, if any, upon the effectiveness of the Shelf Registration Statement and to each Restricted Broker-Dealer upon Consummation of the Exchange Offer:

                                    (1)      a certificate, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed on behalf of the Company by
                           (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in Sections 10(d) and 10(e) of the Purchase Agreement and such other similar matters as the Holders, underwriter(s) and/or Restricted Broker-Dealers may reasonably request;

                                    (2)      an opinion, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company covering matters similar to those set forth in Section 10(b)(i) of the Purchase Agreement and such other matters as the Holders, underwriter(s) and/or Restricted Broker-Dealers may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, Bonds and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3)      a customary comfort letter, dated
                           as of the date of effectiveness of the Shelf
                           Registration Statement or the date of Consummation of the Exchange Offer, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 10(c)(i) and
                           Section 10(c)(ii) of the Purchase Agreement, without exception;

                           (B)      set forth in full or incorporate by
                  reference in the underwriting or similar agreement, if any, in connection with any sale or resale pursuant to any Shelf Registration Statement, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section 8; and

                           (C)      deliver such other documents and
                  certificates as may be reasonably requested by the selling Holders, the underwriter(s), if any, and Restricted Broker-Dealers, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (C);

the above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, the selling Holders and each Restricted Broker-Dealer promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xi) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xii)    (A)      issue, upon the request of any Holder of
         Series G Bonds covered by any Shelf Registration Statement contemplated by this Agreement, Series H Bonds having an aggregate principal amount equal to the aggregate principal amount of Series G Bonds surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series H Bonds to be registered in the name of such Holder or in the name of the purchaser(s) of such Bonds, as the case may be; in return, the Series G Bonds held by such Holder shall be surrendered to the Company for cancellation;

                           (B) issue, upon the request of any Holder of Series I Bonds covered by any Shelf Registration Statement contemplated by this Agreement, Series J Bonds having an aggregate principal amount equal to the aggregate principal amount of Series I Bonds surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series J Bonds to be registered in the name of such Holder or in the name of the purchaser(s) of such Bonds, as the case may be; in return, the Series I Bonds held by such Holder shall be surrendered to the Company for cancellation;

                  (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to such sale of Transfer Restricted Securities;

                  (xiv) use its best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

                  (xv) subject to clause (i) above, if any fact or event contemplated by clause (iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (xvi) provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee with printed certificates for the

         Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                  (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  (xviii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earning statement meeting the requirements of Rule 158 under the Act (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                  (xix) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders of Bonds to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                  (xx) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
         Section 13 or Section 15(d) of the Exchange Act.

         (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of a notice of actions to be taken as referred to in Section 6(c)(i) hereof or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 6(c)(xv) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (the "Advice"). If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of either such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration

Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(i) or Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof or shall have received the Advice.

SECTION 7. REGISTRATION EXPENSES

         (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Bonds to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and (other than in connection with the Exchange Offer) the Holders of Transfer Restricted Securities; (v) all application and filing fees, if any, in connection with listing the Bonds on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with the Shelf Registration Statement, the Company will reimburse the Holders of Transfer Restricted Securities registered pursuant to the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit the Shelf Registration Statement is being prepared in consultation with the Company.

SECTION 8. INDEMNIFICATION AND CONTRIBUTION

         (a) The Company agrees, to the extent permitted by law, to indemnify and hold harmless each Holder and each Person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or otherwise ("Indemnified Holder"), and to reimburse the Holders and such controlling Person or Persons, if any, for any legal or other expenses incurred by them in connection with defending any action, suit or proceeding (including governmental investigations) as provided in Section 8(c) hereof, insofar as such losses, claims, damages, liabilities or actions, suits or proceedings (including governmental investigations) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or, if any Registration Statement shall be amended or supplemented, in the Registration Statement as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in the Registration Statement or in the Registration Statement as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by any Holder expressly for use therein.

         The Company's indemnity agreement contained in this Section 8(a), and the covenants, representations and warranties of the Company contained in this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any Person, and the indemnity agreement contained in this Section 8 shall survive any termination of this Agreement. The liabilities of the Company in this Section 8 are in addition to any other liabilities of the Company under this Agreement or otherwise.

         (b) Each Holder agrees, severally and not jointly, to the extent permitted by law, to indemnify, hold harmless and reimburse the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 8(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement or in the Registration Statement, as amended or supplemented (if applicable), in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein.

         The indemnity agreement on the part of each Holder contained in this
Section 8(b) shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any other Person, and the indemnity agreement contained in this Section 8(b) shall survive any termination of this Agreement.

         (c) If a claim is made or an action, suit or proceeding (including governmental investigations) is commenced or threatened against any person as to which indemnity may be sought under Section 8(a) or 8(b) hereof, such Person (the "Indemnified Person") shall notify the Person against whom such indemnity may be sought (the "Indemnifying Person") promptly after any assertion of such claim threatening to institute an action, suit or proceeding or, if such an action, suit or proceeding is commenced against such Indemnified Person, promptly after such Indemnified Person shall have been served with a summons or other first legal process, giving information as to the nature and basis of the claim. Failure to so notify the Indemnifying Person shall not, however, relieve the Indemnifying Person from any liability which it may have on account of the indemnity under Section 8(a) or 8(b) hereof if the Indemnifying Person has not been prejudiced in any material respect by such failure. Subject to the immediately succeeding sentence, the Indemnifying Person shall assume the defense of any such litigation or proceeding, including the employment of counsel and the payment of all expenses, with such counsel being designated, subject to the immediately succeeding sentence, in writing by a majority in principal amount of the Holders in the case of parties indemnified pursuant to
Section 8(b) hereof and by the Company in the case of parties indemnified pursuant to Section 8(a) hereof. Any Indemnified Person shall have the right to participate in such litigation or proceeding and to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include (x) the Indemnifying Person and (y) the Indemnified Person and, in the written opinion of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, in either of which cases the reasonable fees and expenses of counsel (including disbursements) for such Indemnified Person shall be reimbursed by the Indemnifying Person to the Indemnified Person. If there is a conflict as described in clause (ii) above, and the Indemnified Persons have participated in the litigation or proceeding utilizing separate counsel whose fees and expenses have been reimbursed by the Indemnifying Person, and the Indemnified Persons, or any of them, are found to be solely liable, such Indemnified Person shall repay to the Indemnifying Parties such fees and expenses of such separate counsel as the Indemnifying Person shall have reimbursed. It is understood that the Indemnifying Person shall not, in connection with any litigation or proceeding or related litigation or proceedings in the same jurisdiction as to which the Indemnified Persons are entitled to such separate representation, be liable under this Agreement for the reasonable fees and out-of-pocket expenses of more than one separate firm (together with not more than one appropriate local counsel) for all such Indemnified Persons. Subject to the next paragraph, all such fees and expenses shall be reimbursed by payment to the Indemnified Persons of such reasonable fees and expenses of counsel promptly after payment thereof by the Indemnified Persons.

         In furtherance of the requirement above that fees and expenses of any separate counsel for the Indemnified Persons shall be reasonable, the Holders and the Company agree that the Indemnifying Person's obligations to pay such fees and expenses shall be conditioned upon the following:

                  (1) in case separate counsel is proposed to be retained by the Indemnified Persons pursuant to clause (ii) of the preceding paragraph, the Indemnified Persons shall in good faith fully consult with the Indemnifying Person in advance as to the selection of such counsel;

                  (2) reimbursable fees and expenses of such separate counsel shall be detailed and supported in a manner reasonably acceptable to the Indemnifying Person (but nothing herein shall be deemed to require the furnishing to the Indemnifying Person of any information, including, without limitation, computer print-outs of lawyers' daily time entries, to the extent that, in the judgment of such counsel, furnishing such information might reasonably be expected to result in a waiver of any attorney-client privilege); and

                  (3) the Company and the Holders shall cooperate in monitoring and controlling the fees and expenses of separate counsel for Indemnified Persons for which the Indemnifying Person is liable hereunder, and the Indemnified Person shall use every reasonable effort to cause such separate counsel to minimize the duplication of activities as between themselves and counsel to the Indemnifying Person.

         The Indemnifying Person shall not be liable for any settlement of any litigation or proceeding effected without the written consent of the Indemnifying Person, but if settled with such consent or if there be a final judgment against the Indemnified Person, the Indemnifying Person agrees, subject to the provisions of this Section 8, to indemnify the Indemnified Person from and against any loss, damage, liability or expenses by reason of such settlement or judgment. The Indemnifying Person shall not, without the prior written consent of the Indemnified Persons, effect any settlement of any pending or threatened litigation, proceeding or claim in respect of which indemnity has been properly sought by the Indemnified Persons hereunder, unless such settlement includes an unconditional release by the claimant of all Indemnified Persons from all liability with respect to claims which are the subject matter of such litigation, proceeding or claim.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an Indemnified Person under this
Section 8 in respect of any losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental investigations) in respect thereof) referred to therein, then each Indemnifying Person under this Section 8 shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other from the sale of the Transfer Restricted Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each Indemnifying Person shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each Indemnifying Person, if any, on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental investigations) in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holders on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions, suits or proceedings (including governmental proceedings) in respect thereof) referred to in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such actions, suits or proceedings (including governmental proceedings) or claims, provided that the provisions of this
Section 8 have been complied with (in all material respects) in respect of any separate counsel for such Indemnified Person. Notwithstanding the provisions of this Section 8, no Holder shall be required to contribute any amount greater than the excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (A) the amount paid by such Holder for such Transfer Restricted Securities plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 8 to contribute are several in proportion to their respective obligations and not joint.

         The agreement with respect to contribution contained in this Section 8 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Holder, and shall survive any termination of this Agreement.

SECTION 9. RULE 144A

         The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10. UNDERWRITTEN REGISTRATIONS

         No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, and other documents required under the terms of such underwriting arrangements.

SECTION 11. SELECTION OF UNDERWRITERS

         For any Underwritten Offering, the investment banker or investment bankers and manager or managers for any Underwritten Offering that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company. The Holders of Transfer Restricted Securities included in any such Underwritten Offering shall be responsible for paying all underwriting or placement fees charged, or costs or expenses incurred, by such investment bankers and managers in connection with such Underwritten Offering. Such investment bankers and managers are referred to herein as the "underwriters".

SECTION 12. MISCELLANEOUS

         (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture, in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Adjustments Affecting the Bonds. The Company will not take any action, or voluntarily permit any change to occur, with respect to the Bonds that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless (i) in the case of Section 5 hereof and this Section 12(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and
(ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar; and

                  (ii)     if to the Company:

                           Consumers Energy Company
                           One Energy Plaza
                           Jackson, Michigan 49201
                           Telecopier No.: (517) 788-2186, Attention: Chief
                                           Financial Officer

                  With a copy at the same address to:

                           Robert C. Shrosbree, Esq.
                           Telecopier No.: (313) 436-9225

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (l) S-3 Ineligibility. If the Company becomes required to file a Shelf Registration Statement but is not eligible to use Act Form S-3 by the 240th day after the date of this Agreement (the "S-3 Ineligibility Date"), the Company shall (A) cause to be filed as soon as practicable after the S-3 Ineligibility Date a Shelf Registration Statement containing a resale prospectus on whatever Act form the Company is then eligible to use relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof and (B) use its best efforts to cause such Shelf Registration Statement to become effective as soon as practicable.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        CONSUMERS ENERGY COMPANY

                                        By: ______________________________
                                            Name: Thomas J. Webb
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

BANC ONE CAPITAL MARKETS, INC.
BARCLAYS CAPITAL INC.
J.P. MORGAN SECURITIES INC.
ABN AMRO INCORPORATED
HUNTINGTON CAPITAL CORP.
TOKYO-MITSUBISHI INTERNATIONAL PLC
WACHOVIA SECURITIES, LLC
COMERICA SECURITIES, INC.
FIFTH THIRD SECURITIES, INC.

By: Banc One Capital Markets, Inc.

By: ________________________________
    Name:
    Title:

                                   EXHIBIT B-1

1. The offer, sale and delivery of the Restricted Bonds to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum and the initial resale of the Restricted Bonds by the Initial Purchasers in the manner contemplated in the Offering Memorandum and the Purchase Agreement, do not require registration under the Act and the Supplemental Indenture does not require qualification under the TIA, it being understood that we do not express any opinion as to any subsequent reoffer or resale of any of the Restricted Bonds.

2. The Registration Rights Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                                     B-1-1

                                   EXHIBIT B-2

No facts have come to our attention that have caused us to believe that the Offering Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial data and financial projections included therein or excluded therefrom). For purposes of the foregoing, we note that the Offering Memorandum has been prepared in the context of a Rule 144A transaction and not as part of a registration statement under the Act and does not contain all the information that would be required in a registration statement under the Act.

                                     B-2-1

                                    EXHIBIT C

1. The Company is a duly organized, validly existing corporation in good standing under the laws of the State of Michigan.

2. All legally required corporate proceedings in connection with the authorization, issuance and validity of the Restricted Bonds and the sale of the Restricted Bonds by the Company in accordance with the Purchase Agreement have been taken and an appropriate order has been entered by the Federal Energy Regulatory Commission under the Federal Power Act authority for the issuance and sale of the Restricted Bonds and such order is in full force and effect; and no approval, authorization, consent or other order of any governmental regulatory body is required with respect to the issuance and sale of the Restricted Bonds (other than in connection with or in compliance with the provisions of the securities or blue sky laws of any state, as to which I express no opinion).

3. I do not know of any legal or governmental proceedings that would be required to be described in the Offering Memorandum if it were a registration statement filed by the Company under the Act that are not described as required, nor of any contracts or documents of a character so required to be described in the Offering Memorandum that are not described as required.

4. The statements made in the Offering Memorandum under the caption "Description of the Bonds" constitute summaries of legal matters or documents referred to therein and are accurate in all material respects; and the Restricted Bonds conform as to legal matters to the descriptions thereof and to the statements in regard thereto contained in such section of the Offering Memorandum.

5. Each document incorporated in the Offering Memorandum as such document was originally filed pursuant to the Exchange Act (except for (i) the operating statistics, financial statements and schedules contained or incorporated by reference therein (including the notes thereto and the auditors' reports thereon), (ii) the other financial or statistical information contained or incorporated by reference therein and (iii) the exhibits thereto, as to which I express no opinion) complied as to form when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

6. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

7. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Initial Purchasers, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

8. The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

9. The Indenture complies as to form in all material respects with the requirements of the TIA and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Restricted Bonds to the Initial Purchasers in the manner contemplated by the Purchase Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA.

10. The Restricted Bonds are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, assuming the due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); the Restricted Bonds are entitled to the security afforded by the Indenture equally and ratably with all securities presently outstanding thereunder, and no stamp taxes in respect of the original issue thereof are payable.

11. The Company has good and marketable title to all its important properties described in the Offering Memorandum and to substantially all other real estate and property specifically described in the Indenture as subject to the lien thereof except (a) that released or retired in accordance with the provisions of the Indenture, (b) leased offices, garages and service buildings,
(c) leased nuclear fuel, (d) certain electric substations and gas regulator stations and other facilities erected on sites under leases, easements, permits or contractual arrangements, (e) certain pollution control facilities, which are subject to security interests granted to various municipalities and economic development corporations under installment sales contracts, (f) as to electric and gas transmission and distribution lines, many of such properties are constructed on rights-of-way by virtue of franchises or pursuant to easements only, and (g) as to certain gas storage fields, the Company's interest in certain of the gas rights and rights of storage and other rights incidental thereto are in the nature of an easement or leasehold interest only; the Indenture constitutes, as security for the Restricted Bonds, a valid direct first mortgage lien on the real estate, property and franchises, subject only to excepted encumbrances as defined therein and except as otherwise expressly stated therein and subject to Michigan Compiled Laws Annotated Section 324.20138, which provides under certain circumstances for the creation of priority liens on property of the Company in favor of the State of Michigan covering reimbursement for any expense incurred in a response activity under the Michigan Environmental Response Act; the Indenture is effective to create the lien intended to be created thereby; and real estate, property or franchises in the State of Michigan, hereafter acquired by the Company, will become subject to the lien of the Indenture, at the time of acquisition, subject to liens existing thereon at the time of acquisition, and subject to excepted encumbrances, and subject to any necessary filing and recording before the intervention of any lien not expressly excepted thereby, and subject to the qualification above with respect to the enforceability of the Indenture.

12. The Exchange Bonds are in the form contemplated by the Indenture, have been duly authorized by the Company and, assuming the due delivery and execution thereof by the Company and the due authentication thereof by the Trustee in accordance with the Registration Rights Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

13. The issuance and sale of the Restricted Bonds in accordance with the terms of the Indenture and the Purchase Agreement do not violate the provisions of the Restated Articles of Incorporation or the Bylaws of the Company, and will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party.

14. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

15. The Company (i) is a "public utility" and a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, and (ii) is currently exempt from all provisions of the Public Utility Holding Company Act of 1935, as amended, except
Section 9(a)(2) thereof.

16. No registration under the Act of the Restricted Bonds is required for the sale of the Restricted Bonds to the Initial Purchasers as contemplated by the Purchase Agreement or for the Exempt Resales assuming (i) that each of the Initial Purchasers is an Eligible Purchaser or an Accredited Investor (as defined in Regulation D under the Act), (ii) the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in
Section 7 of the Purchase Agreement, and (iii) the accuracy of the representations of the Company set forth in Sections 5(e), 5(n), 6(n), 6(p), 6(q), and 6(r)of the Purchase Agreement.

17. Nothing has come to my attention that would lead me to believe that the Offering Memorandum (other than (i) the operating statistics, financial statements and schedules contained or incorporated by reference therein (including the notes thereto and the auditors' reports thereon), (ii) the other financial or statistical information contained or incorporated by reference therein and (iii) the exhibits thereto, as to which I express no opinion), as of its date or at the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.